UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                 Amendment No. 2

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 30, 2006
                Date of report (Date of earliest event reported)

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                             TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

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           Delaware                       333-104631             43-1988542
(State of Other Jurisdiction of    (Commission File Number)     (IRS Employer
Incorporation or Organization)                                 Identification)

                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)

                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

         Item 4.01 Changes in Registrant's Certifying Accountants

Resignation of Constantin Reviseurs d'Enterprises SPRL Civile

         On February 14, 2007, Tally Ho Ventures, Inc., a Delaware corporation (the "Company"), received a letter of resignation from its independent auditing firm, Constantin Reviseurs d'Enterprises SPRL Civile ("CRE"). Citing its lack of sufficient knowledge and experience with the US GAAP, CRE stated that it would not be able to perform the 2006 audit of the Company's consolidated financial statements and thereby resigned. A copy of the February 14, 2007 transmission is filed as Exhibit 99.1 to this Current Report.

         The Audit Committee of the Board of Directors of the Company engaged CRE on April 5, 2006 to re-audit its financial statements for the fiscal year ended as of December 31, 2005 and the related consolidated statements of operations, cash flows, and stockholders' equity for the years ended December 31, 2005.

         During its engagement with the Company, the CRE reports on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the same time period, the Company had no disagreements with CRE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of CRE, would have caused it to make reference to the matter in its report.

         In addition, during its engagement with the Company and in the subsequent interim period through March 31, 2007, CRE did not advise the
Company: (a) that the internal controls necessary for the Company to develop reliable financial statements do not exist; (b) that information has come to its attention that had led it to no longer be able to rely on management's representations, or that had made CRE unwilling to be associated with the financial statements prepared by management, (c) of the need to expand significantly the scope of CRE's audit; or (d) that information had come to its attention that if further investigated (i) might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) might cause CRE to be unwilling to rely on management's representations or to be associated with the Company's financial statements, or that for any reason, the issue has not been resolved to CRE's satisfaction prior to its engagement to resign from its engagement with the Company.

         The Company has provided CRE with a copy of the foregoing disclosures and requested that CRE furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the CRE letter, dated February 28, 2007, is filed as Exhibit 16.1 to this Amended Current Report.

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Item 4.02  Non-reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Competed Interim Review.

         This Amended Current Report on Form 8-K/A of the Company constitutes Amendment No. 2 to the Company's Current Report on Form 8-K/A (Amendment No. 1) which was filed with the Securities and Exchange Commission (the "SEC") on December 1, 2006 (the "Amended 8-K"). In the Amended 8-K, the Company provided certain financial information in connection with the previously reported acquisition of Protrust Private Clients SA, a company incorporated under the laws of the Canton of Ticino, Switzerland ("Protrust").

         Following the filing of the Amended 8-K, KPMG Fides Peat, statutory auditors for Protrust Private Clients SA, the target company in the acquisition ("KPMG"), in their telephone conversation with the Company's officials on January 16, 2007 (followed by their February 6, 2007 letter) requested that the Company remove KPMG's statutory auditors' report on Protrust financial statements included in Item 9.01 of the Amended 8-K (the "KPMG Report"). In its letter to the Company, KPMG noted that the Protrust financial statements: (i) were prepared and audited solely for the purpose of complying with local Swiss statutory requirements, (ii) were not prepared on a comprehensive basis of accounting, (iii) do not contain US GAAP financial information, and (iv) were not audited in accordance with US GAAP. Based on the foregoing request, the Company hereby removes the KPMG Report in its entirety. Consequently, until the Company's auditors audit the Protrust financial statements in question and issue their results in accordance with the US GAAP for the fiscal periods set forth in the Amended 8-K, investors and other users of the Company's SEC filings should not rely on the financial statements and presentations set forth in the Amended 8-K, to the extent they are affected by the accounting issues described above. The financial statements in question include Protrust's balance sheet, income statement and notes for fiscal periods ended December 31, 2004 and 2005, respectively.

      In light of the most recent auditor resignation (as fully disclosed in Item 4.01 above), the Company has not commenced the audit of its 2006 consolidated financial statements. The Company is actively searching to engage new independent accountants to audit its 2006 consolidated financial statements, including the financial statements of Protrust. No such auditors have been engaged as of the date of this Report.

Section 9 - Financial Statements and Exhibits

         Item 9.01         Financial Statements and Exhibits

         Exhibit No.       Exhibit Title

         16.1              CRE letter dated February 28, 2007.
         99.1              CRE letter dated February 14, 2007.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TALLY HO VENTURES, INC.

Date: February 28, 2007             By: /s/ Nigel Gregg
                                        -----------------------------------
                                        President & Chief Executive Officera

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